UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2015

WideOpenWest Finance, LLC

(Exact name of registrant as specified in its Charter)

Delaware	333-187850	31-1811298
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000 Englewood, Colorado	80111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code            (720) 479-3500

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On May 21, 2015, WideOpenWest Finance, LLC (the “Company”) entered into a third amendment (the “Third Amendment”) to its Credit Agreement, dated as of July 17, 2012, as amended on April 1, 2013 and as further amended on November 27, 2013 (the “Credit Agreement”) among the Company and the other parties thereto. Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement.

The Third Amendment, among other provisions, provides for a refinancing of the Credit Agreement, resulting in $1,411.4 million in new Term B Loans, which bear interest, at the Company’s option, at LIBOR plus 3.50% or ABR plus 2.50%.  The new Term B Loans replace the $1,560.4 million in outstanding Term B Loans which were previously priced, at the Company’s option, at LIBOR plus 3.75% or ABR plus 2.75%.  The proceeds from the refinancing were used to pay outstanding principal under the Company’s current Term B Loans.  In connection with the Third Amendment, the Company made a prepayment totaling $150.0 million, applied ratably, to the Company’s outstanding Term B Loans and outstanding Term B-1 Loans.  Proceeds from the sale of the Company’s South Dakota Systems were used in connection with the prepayment.  In addition, the Third Amendment provides for the ability to refinance the Company’s Senior Subordinated Notes with proceeds from the issuance of Senior Notes.

Credit Suisse Securities (USA) LLC acted as Lead Arranger and Credit Suisse AG served as Administrative Agent.

The foregoing summary is qualified in its entirety by reference to the Third Amendment attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03                   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits.

(d)                                                              Exhibits

No.	Description
10.1

Third Amendment to Credit Agreement, dated May 21, 2015, by and among the Company, Credit Suisse AG as the Administrative Agent, and Credit Suisse Securities (USA) LLC, as the Third Amendment Lead Arranger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST FINANCE, LLC

Date: May 26, 2015	By:	/s/ Richard E. Fish, Jr.
Richard E. Fish, Jr.
Chief Financial Officer

EXHIBIT INDEX

No.	Description
10.1

Third Amendment to Credit Agreement, dated May 21, 2015, by and among the Company, Credit Suisse AG as the Administrative Agent, and Credit Suisse Securities (USA) LLC, as the Third Amendment Lead Arranger